                                                                   EXHIBIT 10.1

                           AMENDMENT AND WAIVER NO. 3


                  AMENDMENT AND WAIVER NO. 3, dated as of April 30, 2002 (this "Amendment"), to the Secured, Super-Priority Debtor in Possession Revolving Credit Agreement, dated as of November 13, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among CLASSIC CABLE, INC., a Delaware corporation (the "Borrower"), as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, CLASSIC COMMUNICATIONS, INC., a Delaware corporation (the "Parent Guarantor"), as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, each Subsidiary of the Borrower party thereto as a guarantor (the "Subsidiary Guarantors" and together with the Parent Guarantor, the "Guarantors"), each as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, the financial institutions party thereto as lenders (the "Lenders"), JP Morgan Chase Bank, as issuer (in such capacity, the "Issuer"), and GOLDMAN SACHS CREDIT PARTNERS L.P., as the administrative agent for the Lenders and the Issuer (in such capacity, the "Administrative Agent") and as lead arranger and syndication agent.

                                   WITNESSETH:

                  WHEREAS, the Borrower has requested that the Lenders waive any Default or Event of Default arising under Section 9.1(d) of the Credit Agreement as a result of its failure to comply with Section 5.2 of the Credit Agreement for month ended December 31, 2001, and the Requisite Lenders have agreed to so waive any such Default or Event of Default, subject to the terms and conditions of this Amendment;

                  WHEREAS, the Borrower has requested that the Lenders waive any Default or Event of Default arising under Section 9.1(a) or (b) of the Credit Agreement as a result of the Borrower's failure to comply with Section 2.8(d) of the Credit Agreement prior to the date hereof, and the Requisite Lenders have agreed to so waive any such Default or Event of Default subject to the terms and conditions of this Amendment; and

                  WHEREAS, the Borrower and the Lenders have further agreed to amend Sections 1.1, 2.3(b), 2.8(b), 5.2, 6.1, 7.12, 8.1 and 9.2 and Schedule 1
of the Credit Agreement so as to, among other things (a) amend the definition of "EBITDA" and reduce the existing minimum EBITDA covenant levels, (b) provide for additional reporting requirements and affirmative covenants with respect to the capital raising activities of, and investment and sale alternatives for, the Borrower (c) permit the Loan Parties to finance certain insurance premiums and
(d) reduce the Revolving Credit Commitments from $30,000,000 to $25,000,000, in each case subject to the terms and conditions of this Amendment;

                  NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree to the following:

                  1. Defined Terms. Capitalized terms used herein but not defined herein have the respective meanings ascribed thereto in the Credit Agreement.

                  2. Amendment. As of the Effective Date (as defined below):

                  (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

                  "'Amendment No. 3' means Amendment and Waiver No. 3, dated as of April 30, 2002, among the Loan Parties, the Lenders, the Issuer and the Administrative Agent."

                  "'Due Diligence Consultant Costs' has the meaning specified in
         Section 7.12(c)."

                  (b) The definition of "EBITDA" in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" immediately after clause (b)(v) of such definition and adding in lieu thereof the following phrase: "(vi) any Due Diligence Consultant Costs, (vii) any expenses or reductions in revenue relating to the Borrower's issuance of customer coupons during the period from November 1, 2001 through January 31, 2002 and"; (ii) re-numbering clause (b)(vi) of such definition as clause (b)(viii); (iii) deleting the word "and" immediately after clause (c)(v) of such definition and adding in lieu thereof the following phrase: ", (vi) any increases in revenue relating to the Borrower's issuance of customer coupons during the period from November 1, 2001 through January 31, 2002, (vii) any channel launch revenues relating to the National Geographic channel and"; (iv) re-numbering clause
(c)(vi) thereof as clause (c)(viii).

                  (c) Section 2.3(b) of the Credit Agreement is hereby amended by deleting the word "In" at the beginning thereof and by adding the following phrase in lieu thereof: "Unless otherwise permitted by the Issuer and the Administrative Agent, in".

                  (d) Section 2.8(d) of the Credit Agreement is hereby amended by inserting the word "book" before the word "balance" in each of the three instances in which it appears in Section 2.8(d).

                  (e) Section 3.2 of the Credit Agreement is hereby amended by re-lettering paragraph (f) thereof as paragraph (g) and by inserting the following new paragraph (f) immediately following paragraph (e) thereof:

                  "(f) Deposit Account Balances. The Borrower shall be in compliance with Section 2.8(d) both before and after giving effect to such Borrowing."

                  (f) Section 5.2 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "SECTION 5.2. MINIMUM EBITDA. The Borrower and its consolidated Subsidiaries will have (i) EBITDA for the one-month period ending January 31, 2002 of not less than $1,700,000, (ii) EBITDA for the two-month period ending February 28, 2002 of not less than $3,400,000 and (iii) as of the last day of each month set forth below, EBITDA for the three-month period ending on such day of not less than the following:

 PRE-EXTENSION DATE:
      March 2002                $5,300,000
      April 2002                $5,700,000
        May 2002                $6,200,000
       June 2002                $7,300,000
       July 2002                $7,900,000
     August 2002                $8,600,000
  September 2002                $9,200,000
    October 2002                $9,700,000

 POST-EXTENSION DATE:
    November 2002              $10,100,000
    December 2002              $10,500,000
     January 2003              $10,500,000

                  (g) Section 6.1 of the Credit Agreement is hereby amended by adding the following new clauses (j) and (k):

                  "(j) Capital Raising Activities.

                           (i) A bi-weekly report delivered to the
                  Administrative Agent identifying the Persons who have expressed to the Borrower a bona-fide interest in investing in the Loan Parties or acquiring a material portion of the Loan Parties' assets and, with respect to each such Person, (A) whether such Person has signed, or has been asked to sign, a confidentiality agreement with the Borrower, (B) whether such Person has met with the Borrower or any of its advisors or has been provided any information about the Loan Parties, (C) whether such Person has made any proposals to invest in the Loan Parties and (D) written copies of any proposals received by the Borrower from such Person, in each case subject to, and to the extent permitted under, the applicable confidentiality agreement or proposal.

                           (ii) A bi-weekly report delivered to the
                  Administrative Agent identifying the Persons who the cable systems broker described in Section 7.12(d), in connection with any proposed sale of one or more of the Loan Parties' cable systems to a third party, has contacted or who have expressed to the Borrower a bona-fide interest in purchasing one or more of the Loan Parties' cable systems and, with respect to each such Person, (A) whether such Person has signed, or has been asked to sign, a confidentiality agreement with the Borrower, (B) whether such Person has met with the Borrower or any of its advisors or has been provided any information about the Loan Parties and the status of the due diligence being performed, or anticipated to be performed, by such Person, (C) whether such Person has made any proposals to purchase one or more of the Loan Parties' cable systems and
                  (D) written copies of any proposals received by the Borrower from such Person, in each case subject to, and to the extent permitted under, the applicable confidentiality agreement or proposal.

                  (k) Capital and Marketing Expenditures. Each month, a report delivered to the Administrative Agent detailing (i) the Capital Expenditures made or proposed to be made by the Borrower or any of the Guarantors and the nature of such Capital Expenditures (e.g., for upgrades, picture improvements, etc.) and (ii) the marketing expenditures made or proposed to be made by the Borrower or any of the Guarantors, including, without limitation, who such expenditures are targeting, and an estimate of such expenditures for the year to date."

                  (h) Article VII of the Credit Agreement is hereby amended by adding the following new Section 7.12:

                           "SECTION 7.12. INVESTMENT AND SALE ALTERNATIVES. The
                  Borrower shall:

                           (a) (i) respond to all solicitations from prospective
                  investors who have expressed to the Borrower a bona-fide interest in investing in the Loan Parties or acquiring a material portion of the Loan Parties' assets, subsequent to the execution of a confidentiality agreement, by cooperating with and granting access to such prospective investors to the Company and its management in connection with such prospective investors' due diligence review and (ii) on or before August 1, 2002, complete a comprehensive offering memorandum and provide a written copy to the Administrative Agent.

                            (b) [Information omitted and filed separately with
                  the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.]

                            (c) Pay up to $150,000 in reasonable fees, costs and
                  expenses (the 'Due Diligence Consultant Costs') incurred by Ned Lamont subject to that certain reimbursement agreement (to be agreed upon by the Borrower and Mr. Lamont); provided that
                  (i) the Borrower shall use its reasonable best efforts to enter into such reimbursement agreement with Mr. Lamont, (ii) the Bankruptcy Court approves the payment of such fees, costs and expenses and (iii) Due Diligence Consultant Costs shall be included in the Budget approved by the Administrative Agent pursuant to Section 6.1(e);

                           (d) (i) Within 30 days after the Effective Date,
                  subject to the approval of the Bankruptcy Court, retain a cable systems broker reasonably acceptable to the Administrative Agent that will use its best efforts to identify potential buyers for the Loan Parties' small cable systems listed on Schedule 1 to Amendment No. 3 or any other cable systems identified by the Board of Directors;

                           (e) Make its senior executives and other employees
                  and its professional advisors available to participate in a meeting with the Lenders and their professional advisors no later than April 15, 2002; and

                           (f) [Information omitted and filed separately with
                  the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.]

                  (i) Section 8.1 of the Credit Agreement is hereby amended by
(i) deleting the word "and" at the end of clause (g) thereof, (ii) by re-designating clause (h) thereof as clause (i) and (iii) by adding the following new clause (h):

                  "(h) Indebtedness owed to AFCO Premium Credit LLC arising in connection with the financing of the insurance premiums of the Loan Parties."

                  (j) (i) Section 8.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (f) thereof, (ii) by re-designating clause (g) thereof as clause (h) and (iii) by adding the following new clause (g):

                           "(g) Liens in favor of AFCO Premium Credit LLC on
                  unearned premiums and dividends and the amounts payable under any financing agreement arising in connection with the financing of the insurance premiums of the Loan Parties."

                  (k) Section 9.1(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "(d) Any Loan Party shall fail to perform or observe
                  (i) any term, covenant or agreement contained in Article V,
                  Section 6.1, 6.2, 7.1, 7.6, 7.9 or 7.11 or Article VIII, (ii)
                  any term, covenant or agreement contained in Section 2.8(d) if such failure under this clause (ii) shall remain unremedied for five days after the earlier of the date on which (A) a Responsible Officer of any Loan Party or any Subsidiary thereof becomes aware of such failure or (B) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender or (iii) any other term, covenant or agreement contained in this Agreement or in any other Loan Document if such failure under this clause (iii) shall remain unremedied for 30 days after the earlier of the date on which (A) a Responsible Officer of any Loan Party or any Subsidiary thereof becomes aware of such failure or (B) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; provided, however, that failure to perform under Section 6.12(b) shall not be deemed an Event of Default hereunder;"

                  (l) The Credit Agreement is hereby amended by adding the following new Section 13.18

                           SECTION 13.18. TREATMENT OF CERTAIN INFORMATION;
                  CONFIDENTIALITY.

                           (a) The Borrower and the other Loan Parties
                  acknowledge that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender, or by one or more Subsidiaries or Affiliates of such Lender and the Borrower and each Loan Party hereby authorizes each Lender to share any information delivered to such Lender by the Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate, it being understood that any such Subsidiary or Affiliate receiving such information shall be bound by the provisions of clause (b) below as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans, the expiration of the Letters of Credit and the termination of the Commitments.

                           (b) Each Lender, the Issuer and the Administrative
                  Agent agrees (on behalf of itself and each of its Affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower or any other Loan Party pursuant to this Agreement or any of the other Loan Documents that is identified by the Borrower as being confidential at the time the same is delivered to the Lenders, the Issuer or the Administrative Agent, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process,
                  (ii) to counsel for any of the Lenders, the Issuer or the Administrative Agent, (iii) to bank examiners or other regulatory authorities, auditors or accountants, (iv) to the

                  Administrative Agent, the Issuer or any other Lender, (v) in connection with any litigation to which any one or more of the Lenders, the Issuer or the Administrative Agent is a party,
                  (vi) to a subsidiary or Affiliate of such Lender as provided in clause (a) above or (vii) to any assignee or participant (or prospective assignee or participant), and provided further that in no event shall any Lender, the Issuer or the Administrative Agent be obligated or required to return any materials furnished by the Borrower or any other Loan Party.

                  (m) Schedule 1 to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                Lender                            Revolving Credit Commitment
                ------                            ---------------------------
Goldman Sachs Credit Partners L.P.                     $ 3,333,333.33
SRV-Highland Inc.                                        2,916,666.67
Senior Debt Portfolio                                    2,500,000.00
TRSI LLC                                                 5,833,333.33
Heller Financial, Inc.                                   1,666,666.67
JPMorgan Chase Bank                                      1,666,666.67
Debt Strategies Fund, Inc.                               2,500,000.00
Senior High Income Portfolio, Inc.                         833,333.33
Merrill Lynch Senior Floating Rate Fund, Inc.            1,250,000.00
North American Senior Floating Rate Fund, Inc.             833,333.33
The Travelers Insurance Company                          1,666,666.67
                                                       --------------
     Total                                             $25,000,000.00
                                                       ==============

                  3. Waiver.

                  (a) As of the Effective Date (as defined below), the Requisite Lenders hereby waive any Default or Event of Default arising under Section 9.1(d) of the Credit Agreement as a result of the Borrower's failure to comply with Section 5.2 of the Credit Agreement for the months ended December 31, 2001 through March 31, 2002.

                  (b) As of the Effective Date (as defined below), the Requisite Lenders hereby waive any Default or Event of Default arising under Section 9.1(a) or (b) of the Credit Agreement as a result of the Borrower's failure to comply with Section 2.8(d) of the Credit Agreement prior to the Effective Date.

                  (c) As of the Effective Date (as defined below), the Requisite Lenders hereby waive any Default or Event of Default arising under Section 9.1(d) of the Credit Agreement as a result of the Borrower's failure to comply with Section 6.1(a) and (d) of the Credit Agreement for January 2002.

                  4. Representations and Warranties. Each Loan Party hereby represents and warrants that (a) this Amendment has been duly authorized, executed and delivered by such party, (b) assuming the effectiveness of this Amendment, no Default or Event of Default has occurred and is continuing on and as of the date hereof and (c) the representations and warranties of each of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof other than as referred to herein, except to the extent such representations and warranties expressly relate to a different specific date.

                  5. Reference to and Effect on the Credit Agreement. Except as specifically amended or waived herein, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment, waiver or modification of any right, power or remedy of the Administrative Agent, the Issuer or the Lenders under any of the Loan Documents, nor constitute an amendment, waiver or modification of any other provisions of the Loan Documents. This Amendment shall be a Loan Document for the purposes of the Credit Agreement and the other Loan Documents.

                  6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  7. Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") when (a) the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each of the Borrower, the Guarantors, the Administrative Agent and the Requisite Lenders and (b) this Amendment is approved by the Bankruptcy Court; provided, however, that Sections 2(i) and (j) and 3 of this Amendment shall become effective when the condition precedent described in clause (a) above is satisfied.

                  8. Fees, Costs and Expenses.

                  (a) On the Effective Date, the Borrower shall pay to the Administrative Agent an administrative fee of $150,000.

                  (b) On the Effective Date, the Borrower shall pay to the Administrative Agent for the benefit of the consenting Lenders a fee in an amount equal to 0.5% of the Revolving Credit Commitments (as amended by this Amendment), which fee will be distributed promptly by the Administrative Agent to the Lenders on a pro rata basis.

                  (c) The Borrower agrees to pay on demand in accordance with the terms of Section 13.3 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto.

                  9. Counterparts and Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. The headings of this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                       GOLDMAN SACHS CREDIT PARTNERS
                                         L.P., as Administrative Agent and as a
                                         Lender

                                       By:      /s/ Bruce Mendelsohn
                                                -------------------------------
                                                Name:  Bruce Mendelsohn
                                                Title: Authorized Signatory

                                       JPMORGAN CHASE BANK, as Issuer and
                                         as a Lender

                                       By:      /s/ Michael Lancia
                                                -------------------------------
                                                Name: Michael Lancia
                                                Title: Vice President

                                       LENDER:

                                       BLUE SQUARE FUNDING SERIES 3
                                       (Type or Print Name of Institution)

                                       By: Deutsche Bank Trust Company
                                       Americas, f/k/a Bankers
                                       Trust Co.

                                       By:      /s/ Jennifer Bohannon
                                                --------------------------------
                                                Name: Jennifer Bohannon
                                                Title: Assistant Vice President


                                       LENDER:

                                       SENIOR DEBT PORTFOLIO
                                       (Type or Print Name of Institution)

                                       By:  Boston Management and Research, as
                                       Investment Advisor

                                       By:      /s/ Payson F. Swaffield
                                                -------------------------------
                                                Name: Payson F. Swaffield
                                                Title: Vice President

                                       LENDER:

                                       EATON VANCE SENIOR INCOME TRUST
                                       (Type or Print Name of Institution)

                                       By: Eaton Vance Management, as Investment
                                           Advisor

                                       By:      /s/ Payson F. Swaffield
                                                -------------------------------
                                                Name: Payson F. Swaffield
                                                Title: Vice President


                                       LENDER:

                                       EATON VANCE INSTITUTIONAL
                                       (Type or Print Name of Institution)

                                       By: Eaton Vance Management, as Investment
                                       Advisor

                                       By:      /s/ Payson F. Swaffield
                                                -------------------------------
                                                Name: Payson F. Swaffield
                                                Title: Vice President

                                       LENDER:

                                       OXFORD STRATEGIC INCOME FUND
                                       (Type or Print Name of Institution)

                                       By: Eaton Vance Management, as Investment
                                           Advisor

                                       By:      /s/ Payson F. Swaffield
                                                -------------------------------
                                                Name: Payson F. Swaffield
                                                Title: Vice President

                                       LENDER:

                                       GRAYSON & CO
                                       (Type or Print Name of Institution)

                                       By: Boston Management and Research, as
                                       Investment Advisor

                                       By:      /s/ Payson F. Swaffield
                                                -------------------------------
                                                Name: Payson F. Swaffield
                                                Title: Vice President

                                       LENDER:

                                       HELLER FINANCIAL, INC.
                                       (Type or Print Name of Institution)


                                       By:      /s/ Karl E. Kieffer
                                                -------------------------------
                                                Name: Karl E. Kieffer
                                                Title: Duly Authorized Signatory


                                       LENDER:

                                       HIGHLAND LEGACY LIMITED
                                       (Type or Print Name of Institution)

                                       By: Highland Capital Management, L.P.,
                                       as Collateral Manager

                                       By:      /s/ Louis Koven
                                                -------------------------------
                                                Name: Louis Koven
                                                Title: Executive Vice
                                                       President-CFO


                                       LENDER:

                                       SRV-HIGHLAND, INC.
                                       (Type or Print Name of Institution)

                                       By:      /s/ Ann E. Morris
                                                --------------------------
                                                Name:  Ann E. Morris
                                                Title: Asst. Vice President


                                       LENDER:

                                       DEBT STRATEGIES FUND, INC.
                                       (Type or Print Name of Institution)

                                       By:      /s/ Andrew C.Liggid
                                                -------------------------------
                                                Name: Andrew C. Liggid
                                                Title: Authorized Signatory


                                       LENDER:

                                       SENIOR HIGH INCOME PORTFOLIO, INC.
                                       (Type or Print Name of Institution)

                                       By:      /s/ Andrew C. Liggid
                                                -------------------------------
                                                Name: Andrew C. Liggid
                                                Title: Authorized Signatory

                                       LENDER:

                                       MERRILL LYNCH SENIOR FLOATING RATE
                                         FUND, INC.
                                       (Type or Print Name of Institution)

                                       By:      /s/ Andrew C. Liggid
                                                -------------------------------
                                                Name: Andrew C. Liggid
                                                Title: Authorized Signatory


                                       LENDER:

                                       MORGAN STANLEY SENIOR FUNDING, INC.
                                       (Type or Print Name of Institution)

                                       By:      /s/ James Morgan
                                                -------------------------------
                                                Name: James Morgan
                                                Title: Vice President


                                       LENDER:

                                       SUN AMERICAN SENIOR FLOATING RATE FUND
                                         INC.
                                       (Type or Print Name of Institution)

                                       By: Stanfield Capital Partners LLC, as
                                       Subadvisor

                                       By:      /s/ Gregory L. Smith
                                                -------------------------------
                                                Name: Gregory L. Smith
                                                Title: Partner


                                       LENDER:

                                       THE TRAVELERS INSURANCE COMPANY
                                       (Type or Print Name of Institution)

                                       By:      /s/ Pamela Westmoreland
                                                -------------------------------
                                                Name: Pamela Westmoreland
                                                Title: Investment Officer

                                       LENDER:

                                       TRSI LLC
                                       (Type or Print Name of Institution)

                                       By:      /s/ Rosemary F. Dunne
                                                -------------------------------
                                                Name: Rosemary F. Dunne
                                                Title: Attorney-in-Fact

Acknowledged and Agreed to as of
April 30, 2002 by:


CLASSIC CABLE, INC., AS BORROWER


By:      /s/ Dale R. Bennett
         ---------------------------
         Name:  Dale R. Bennett
         Title: President


CLASSIC COMMUNICATIONS, INC., as
  Parent Guarantor


By:      /s/ Dale R. Bennett
         ---------------------------
         Name:  Dale R. Bennett
         Title: President


CALLCOM 24, INC.
CLASSIC CABLE HOLDING, INC.
CLASSIC CABLE OF OKLAHOMA, INC.
CLASSIC TELEPHONE, INC.
CORRECTIONAL CABLE TV, INC.
FRIENDSHIP CABLE OF ARKANSAS,
  INC.
FRIENDSHIP CABLE OF TEXAS, INC.
TELEVISION ENTERPRISES, INC.
UNIVERSAL CABLE
  COMMUNICATIONS, INC.
UNIVERSAL CABLE HOLDINGS, INC.
UNIVERSAL CABLE MIDWEST, INC.
UNIVERSAL CABLE OF BEAVER
  OKLAHOMA, INC.
W.K. COMMUNICATIONS, INC.
WT ACQUISITION CORPORATION,
  each as a Subsidiary Guarantor


By:      /s/ Dale R. Bennett
         ---------------------------
         Name:  Dale R. Bennett
         Title: President